UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CRIXUS BH3 ACQUISITION COMPANY

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CRIXUS BH3 ACQUISITION COMPANY

819 NE 2nd Avenue, Suite 500

Fort Lauderdale, Florida, 33304

SUPPLEMENT NO. 1 TO THE PROXY STATEMENT AND

AMENDED NOTICE OF SPECIAL MEETING TO BE HELD ON OCTOBER 6, 2023

September 26, 2023

Dear Fellow Stockholders:

You recently received proxy materials relating to several proposals to be voted on by stockholders of Crixus BH3 Acquisition Company (“Crixus BH3,” “Company,” “we,” “us” or “our”) at a special meeting of stockholders (the “special meeting”) scheduled to be held on September 29, 2023. This important notice is to inform you that the special meeting has been rescheduled to Friday, October 6, 2023 at 9:00 a.m., local time, at the offices of Greenberg Traurig, P.A., located at 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, FL 33301.

In connection with the postponement of the special meeting, the right of public stockholders to exercise their right to redeem their public shares for their pro rata portion of the funds available in the Company’s Trust Account, or to withdraw any previously delivered demand for redemption, has been extended to 5:00 p.m., Eastern time, on Wednesday, October 4, 2023 (two business days before the postponed Special Meeting).

The information in this letter and the accompanying proxy statement supplement (the “Supplement”) is intended to supplement and amend certain information included in the definitive proxy statement relating to the special meeting, which was filed with the Securities and Exchange Commission on September 6, 2023 (the “Proxy Statement”). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Proxy Statement.

In addition to the proposals described in the Proxy Statement, the Board of Directors is asking stockholders to approve a proposal to amend our amended and restated certificate of incorporation, as amended (the “charter”) to provide for the right of a holder of Class B common stock of the Company (“Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder.

We are providing the Supplement and a revised proxy card or voting instruction card to allow our stockholders to vote on all proposals, including the new proposal.

PLEASE NOTE THAT WE HAVE ENCLOSED A REVISED PROXY CARD. WE ASK THAT YOU CONSIDER THESE MATERIALS AND THE INSTRUCTIONS ON HOW TO VOTE IN ORDER TO EFFECTIVELY VOTE FOR ALL PROPOSALS AND USE THE REVISED PROXY CARD.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed revised proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted.

If you have already completed and returned the original proxy card, by completing, signing, dating and returning the revised proxy card, you will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the special meeting with respect to all other proposals, but will not be counted in determining the outcome of the newly added proposals. This Amended Notice, the Supplement and the Proxy Statement are also available at https://www.cstproxy.com/crixusbh3acquisition/2023. Details of the business to be conducted at the special meeting are given in the Amended Notice, our Proxy Statement, and the Supplement. References to “in person” attendance or voting in any of our proxy materials, including the Supplement, refers, therefore, to attending or voting at the special meeting.

Your vote is important. Please read the Proxy Statement that was previously made available to you and the Supplement in their entirety, as together they contain information that is important to your decisions in voting at the special meeting. For specific instructions on how to vote your shares, please follow the procedures outlined in the Proxy Statement previously sent you. Thank you.

Sincerely,

By Order of the Board of Directors,

/S/ GREGORY FREEDMAN
Gregory Freedman
Co-Chief Executive Officer, Chief Financial Officer and Director

CRIXUS BH3 ACQUISITION COMPANY

819 NE 2nd Avenue, Suite 500

Fort Lauderdale, Florida, 33304

AMENDED NOTICE OF SPECIAL MEETING TO BE HELD ON OCTOBER 6, 2023

To the Stockholders of Crixus BH3 Acquisition Company:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Crixus BH3 Acquisition Company (“Crixus BH3,” “Company,” “we,” “us” or “our”) to be held on October 6, 2023 at 9:00 a.m., local time, at the offices of Greenberg Traurig, P.A., located at 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, FL 33301, to consider and vote upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation (as further amended by our Certificate of Amendment filed with the Delaware Secretary of State on December 7, 2022, the “charter”, and such Certificate of Amendment, (the “December 2022 Amendment”)) to further extend the period of time by which we have to consummate an initial business combination to July 31, 2024 (the “New Termination Date”), pursuant to an amendment in the form set forth in paragraph 2 of Annex A to the accompanying proxy supplement (the “Charter Amendment Proposal”);

•

a proposal to amend our charter to provide for the right of the holders of the Company’s Class B common stock, par value $0.0001 per share (the “Class B common stock”) to convert such shares of Class B common stock into shares of Class A common stock, par value $0.0001 per share (the “Class A common stock” and together with the Class B common stock, the “common stock”) on a one-to-one basis at the election of such holder, pursuant to an amendment in the form set forth in paragraph 1 of Annex A to the accompanying proxy supplement (the “Founder Share Amendment Proposal”); and

•	a proposal to approve one or more adjournments of the special meeting from time to time if requested by the chairman of the special meeting (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and Adjournment Proposal are more fully described in the proxy statement, which was filed with the Securities and Exchange Commission on September 6, 2023 (the “Proxy Statement”). The Founder Share Amendment Proposal is more fully described in the accompanying proxy supplement (the “Supplement”).

The rights of public stockholders to exercise their right to redeem their public shares for their pro rata portion of the funds available in the Company’s Trust Account, or to withdraw any previously delivered demand for redemption, has been extended until 5:00 p.m., Eastern time, on Wednesday, October 4, 2023 (two business days before the postponed Special Meeting).

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. This notice of the special meeting, the Proxy Statement and the accompanying Supplement are also available at https://www.cstproxy.com/crixusbh3acquisition/2023.

The special meeting is currently scheduled to be held in person as indicated above.

Dated: September 26, 2023

By Order of the Board of Directors,

/S/ GREGORY FREEDMAN
Gregory Freedman
Co-Chief Executive Officer, Chief Financial Officer and Director

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal and Founder Share Amendment Proposal.

Trust Account

In connection with the Special Meeting, the Proxy Statement provides (among other things) that (i) in order to be able to consummate an initial business combination by July 31, 2024, the Company believes that it will need between approximately $35.0 million and $40.0 million to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal (such minimum, the “Minimum Trust Account Balance”) and (ii) if enough public stockholders elect to have the Company redeem their public shares in connection with the approval of the Charter Amendment Proposal such that the Company believes that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, the Company intends to not submit the Charter Amendment Proposal and the Founder Share Amendment Proposal to a vote of the Company’s stockholders at the special meeting.

Notwithstanding anything set forth in the Proxy Statement, the Company (i) may accept a Minimum Trust Account Balance less than $35.0 million (but not less than $20.0 million) (the “Revised Minimum Trust Account Balance”), (ii) believes that such Revised Minimum Trust Account Balance, along with additional equity or debt financing that it believes it would be able to obtain, would still be sufficient to consummate its initial business combination, and (iii) currently intends to submit the Charter Amendment Proposal to a vote of the Company’s stockholders at the special meeting based on the Revised Minimum Trust Account Balance.

Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, the Charter Amendment Proposal is submitted to a vote of stockholders at the special meeting, the Revised Minimum Trust Account Balance is maintained, no additional amounts are withdrawn from the Trust Account for payment of taxes under the trust agreement and the Charter Amendment Proposal is approved at the special meeting, the Company estimates that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $10.42, based on the approximate amount of $52.2 million held in the Trust Account as of June 30, 2023. The closing price of the Class A Common Stock on September 22, 2023 was $10.63. Accordingly, assuming that the Charter Amendment Proposal is submitted to a vote of the stockholders at the special meeting, the Revised Minimum Trust Account Balance is maintained, the Charter Amendment Proposal is approved at the special meeting and the market price were to remain the same as it was on September 22, 2023, public stockholders electing redemption of their public shares in connection with the approval of the Charter Amendment Proposal would receive approximately $0.21 less for each share than if such stockholder sold the redeemed public shares in the open market (based on the Trust Account balance as of June 30, 2023). The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such stockholders wish to sell their shares.

FORWARD LOOKING STATEMENTS

This Supplement and the documents to which we refer you in this Supplement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	our ability to implement the Charter Amendment or consummate an initial business combination;

•	unanticipated delays in the distribution of the funds from the Trust Account;

•	claims by third parties against the Trust Account; or

•	our ability to finance and consummate an initial business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated October 4, 2021 (Registration No. 333-259269), the Proxy Statement, the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. The documents we file with the SEC, including those referred to above, discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements.

THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

We are proposing to amend the charter to allow the conversion of the Class B common stock to Class A common stock on a one-for-one basis at any time and from time to time at the option of the holder. Upon conversion of the Class B common stock to Class A common stock, such Class A common stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

A copy of the proposed amendment to the charter effecting the Founder Share Amendment Proposal is attached to this proxy supplement as paragraph 1 of Annex A (the charter amendment).

Reasons for the Founder Share Amendment Proposal

The charter provides that shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis automatically upon the closing of the initial business combination. The purpose of the Founder Share Amendment Proposal is to allow for the conversion of the Class B common stock on a one-for-one basis at any time and from time to time at the option of the holder. This flexibility may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue an initial business combination.

Required Vote

The affirmative vote of both (x) the holders of at least a majority of all outstanding shares of our common stock entitled to vote thereon at the special meeting, voting together as a single class, and (y) the holders of at least a majority of all outstanding shares of Class B common stock, voting as a separate class, is required to approve the Founder Share Amendment Proposal. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Charter Amendment Proposal by our stockholders. Accordingly, even if the Founder Share Amendment Proposal is approved by our stockholders, the Founder Share Amendment Proposal will not be implemented if the Charter Amendment Proposal is not approved by our stockholders. Approval of the Founder Share Amendment Proposal by our stockholders is a condition to the implementation of the Founder Share Amendment. If the Founder Share Amendment Proposal is not approved by our stockholders, the Founder Share Amendment Proposal will not be implemented and the Sponsor will not be permitted to convert its shares of Class B common stock into shares of Class A common stock before the completion of our initial business combination.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum at the special meeting and will have the effect of a vote “AGAINST” the Founder Share Amendment Proposal.

On the record date, our directors and executive officers and their affiliates beneficially owned and were entitled to vote 4,299,242 shares of our Class B common stock representing approximately 39.9% of our issued and outstanding common stock. All of our directors, executive officers and our affiliates are expected to vote any shares of our common stock owned by them in favor of the Founder Share Amendment Proposal in which case we would only need 1,082,055 of the 5,012,592 public shares issued and outstanding to be voted in favor of the Founder Share Amendment Proposal in order to have the Founder Share Amendment Proposal approved by our stockholders (or a lesser number of public shares if any of the 1,450,758 shares of our Class B common stock held by our anchor investors are voted in favor of such proposals).

Upon conversion of the Class B common stock to Class A common stock, such Class A common stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

The Board’s Reasons for the Founder Share Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Founder Share Amendment Proposal is fair to, and in the best interests of, us and our stockholders. The Board has approved and declared advisable adoption of the Founder Share Amendment Proposal, and recommends that you vote “FOR” such adoption.

Recommendation of the Board

The Board recommends that you vote “FOR” the Founder Share Amendment Proposal.

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CRIXUS BH3 ACQUISITION COMPANY

Crixus BH3 Acquisition Company (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended by deleting the text of Section 4.3(b)(i) of Article IV thereof in its entirety and inserting the following in lieu thereof:

“(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically upon the closing of the Business Combination.”

2. The Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended by deleting the text of Section 9.2(d) of Article IX thereof in its entirety and inserting the following in lieu thereof:

“In the event that the Corporation has not consummated an initial Business Combination by July 31, 2024 (the ‘Termination Date’), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.”

3. The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged this   day of      , 2023.

CRIXUS BH3 ACQUISITION COMPANY

By:
Name:	Gregory Freedman
Title:	Co-Chief Executive Officer and Chief Financial Officer

Proxy Card

CRIXUS BH3 ACQUISITION COMPANY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

OCTOBER 6, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of this Amended Notice and Proxy Statement Supplement, dated September 26, 2023, in connection with the Special Meeting of Stockholders to be held on October 6, 2023 at 9:00 a.m., local time, at the offices of Greenberg Traurig, P.A., located at 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, FL 33301 and hereby appoints Gregory Freedman and Daniel Lebensohn, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Crixus BH3 Acquisition Company (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement Supplement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 and 3.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 6, 2023: The notice of special meeting, the proxy statement and supplement are available at https://www.cstproxy.com/crixusbh3acquisition/2023.

	FOR	AGAINST	ABSTAIN

Proposal 1 — The Charter Amendment Proposal

To amend the Company’s amended and restated certificate of incorporation (as amended, the “charter”) to extend the initial period of time by which the Company has to consummate an initial business combination to July 31, 2024.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN

Proposal 2 — The Founder Share Amendment Proposal

To amend the charter to provide for the right of the holders of the Company’s Class B common stock to convert such shares of Class B common stock into shares of Class A common stock on a one-to-one basis at the election of such holders.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 3 — The Adjournment Proposal To approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting.	☐	☐	☐

Dated: , 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.